                                                                 EXHIBIT 10(ttt)


DISCLOSURE FOR CONFESSION OF JUDGMENT                                    PNCBANK


Undersigned:      EQK REALTY INVESTORS I
                  5775 Peachtree-Dunwoody Road,
                  Suite 200-D
                  Atlanta, Georgia 30342


Lender:           PNC BANK, NATIONAL ASSOCIATION
                  1600 Market Street
                  Philadelphia, Pennsylvania 19103

     The undersigned has executed, and/or is executing, on or about the date hereof, the following document(s) under which the undersigned is obligated to repay monies to Lender:

     1.   $1,580,420.00 Fifth Amended and Restated Note

     A. THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH LENDER MAY ENTER JUDGMENT BY CONFESSION AGAINST THE UNDERSIGNED. BEING FULLY AWARE OF ITS RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST IT BY LENDER THEREUNDER BEFORE JUDGMENT IS ENTERED, THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S ENTERING JUDGMENT AGAINST IT BY CONFESSION PURSUANT TO THE TERMS THEREOF.

     B. THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE ABOVE DOCUMENTS CONTAIN PROVISIONS UNDER WHICH LENDER MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY, TAKE POSSESSION OF OR OTHERWISE SEIZE PROPERTY OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OF THE JUDGMENT. BEING FULLY AWARE OF ITS RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES ITS RIGHTS TO NOTICE AND A HEARING AND EXPRESSLY AGREES AND CONSENTS TO LENDER'S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW WITHOUT PRIOR NOTICE TO THE UNDERSIGNED.

     C. The undersigned certifies that a representative of Lender specifically called the confession of judgment provisions in the above documents to the attention of the undersigned, and/or that the undersigned was represented by legal counsel in connection with the above documents.

     D. The undersigned hereby certifies: that its annual income exceeds $10,000; that all references to "the undersigned" above refer to all persons and entities signing below; and that the undersigned received a copy hereof at the time of signing.


                                        EQK REALTY INVESTORS I, a
                                        Massachusetts business trust


                                        By:  /s/ Don Henry
                                           -------------------------------------
                                        Name:    Don Henry
                                             -----------------------------------
                                        Title:    VP
                                              ----------------------------------


DATED: December 29, 1998